UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

COASTALSOUTH BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Georgia	001-42730	57-1184730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway Suite 1900
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 396-4605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COSO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 26, 2026, the Board of Directors (the "Board") of CoastalSouth Bancshares, Inc. (the “Company”) voted to appoint Mr. J. Simon Fraser (“Mr. Fraser”) to serve on the Board. His term commenced on February 26, 2026 and will expire at the Company’s 2026 Annual Meeting of Stockholders, at which time he will be considered for election to a one-year term. Following the 2026 Annual Shareholder Meeting, Mr. Fraser is expected to serve on the Company’s Audit Committee and Nominating and Governance Committee.

Mr. Fraser’s appointment to the board was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Fraser and the Company, and, except for the loans to Mr. Fraser as described herein, there are no transactions between Mr. Fraser and the Company that would be required to be reported under Item 404(a) of Regulation S-K. The Company’s subsidiary, Coastal States Bank, has several outstanding loan transactions with Mr. Fraser. These loans were made in the ordinary course of business, were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable loan transactions with persons not related to Company, and did not involve and do not currently involve more than the normal risk of collectability or present other unfavorable features.

The Board has determined that Mr. Fraser is an independent director within the meaning of the Securities Exchange Act of 1934, as amended, rules and regulations promulgated by the SEC thereunder, and the listing standards of the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoastalSouth Bancshares, Inc.

Date:	March 4, 2026	By:	/s/ Stephen R. Stone
Stephen R. Stone President and Chief Executive Officer